                                                                    EXHIBIT 99.1

MORGAN STANLEY
Mortgage/Asset Capital Markets                                  January 29, 1997

                          ICIFC SECURED ASSETS CORP.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-1
                                 $275,000,000
                                  APPROXIMATE
                            ICI FUNDING CORPORATION
                          MASTER SERVICER AND SELLER

                            TRANSACTION HIGHLIGHTS*
                            -----------------------

                                                                   RATINGS     PAYMENT
                  PAR AMOUNT                                       S&P/DUFF    WINDOW         AVG.        TARGETED     SUBORDINATION
CLASS             (APPROX.)         COUPON       TYPE              & PHELPS    (MONTHS)       LIFE        PRICE        LEVELS
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

A-1               $32,960,000         6.75%      SEQUENTIAL        AAA/AAA           19       0.85        PAR           5.75%
------------------------------------------------------------------------------------------------------------------------------------

A-2                58,785,000         9.00       SEQUENTIAL        AAA/AAA           68       2.05        PREMIUM       5.75
------------------------------------------------------------------------------------------------------------------------------------

A-3                20,418,000         7.00       SEQUENTIAL        AAA/AAA           12       2.00        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

A-4                22,864,000         7.15       SEQUENTIAL        AAA/AAA           14       3.00        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

A-5                16,794,000         7.35       SEQUENTIAL        AAA/AAA           11       4.00        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

A-6                19,090,000         7.50       SEQUENTIAL        AAA/AAA           16       5.00        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

A-7                29,872,000         7.75       SEQUENTIAL        AAA/AAA           41       7.00        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

A-8                14,657,000         7.75       SEQUENTIAL        AAA/AAA           53      10.90        DISCOUNT      5.75
------------------------------------------------------------------------------------------------------------------------------------

A-9                10,499,204         7.75       SEQUENTIAL        AAA/AAA          198      17.70        DISCOUNT      5.75
------------------------------------------------------------------------------------------------------------------------------------

A-10               33,000,000         7.75       NAS               AAA/AAA          297      10.73        PAR           5.75
------------------------------------------------------------------------------------------------------------------------------------

B-1                 6,187,000         7.75       SUBORDINATE       AA/AA            357      11.03        DISCOUNT      3.50
------------------------------------------------------------------------------------------------------------------------------------

B-2                 2,750,000         7.75       SUBORDINATE       A/A              357      11.03        DISCOUNT      2.50
------------------------------------------------------------------------------------------------------------------------------------

B-3                 2,063,000         7.75       SUBORDINATE       BBB/BBB          357      11.03        DISCOUNT      1.75
------------------------------------------------------------------------------------------------------------------------------------

* SUBJECT TO CHANGE

MASTER SERVICER:                   ICI Funding Corporation ("ICIFC")
DEPOSITOR:                         ICIFC Secured Assets Corp. ("ICIFC")
TRUSTEE:                           Banker's Trust Company of California, N.A.
MANAGERS:                          MORGAN STANLEY (LEAD-MANAGER); Bear Stearns
                                   (Co-manager)
EXPECTED PRICING DATE:             February 4, 1997
EXPECTED SETTLEMENT:               March 27, 1997, through DTC
DISTRIBUTION DATES:                25th of each month, beginning April 25, 1997
CREDIT ENHANCEMENT:                Senior/Subordinate
UNDERLYING COLLATERAL:             $275,000,000 30-year and 15-year fixed rate
                                   mortgage loans originated in accordance with
                                   ICIFC's Progressive Series guidelines
DAY COUNT BASIS:                   30/360
PREPAYMENT SPEED:                  Indexed vector ramping from 4% to 16% CPR
                                   over first 12 months and 16% CPR thereafter
                                   (the "Prepayment Assumption")
OPTIONAL CALL:                     10% clean-up call
TAX STATUS:                        REMIC
ERISA ELIGIBILITY:                 AAA Senior Certificates are ERISA eligible
SMMEA ELIGIBILITY:                 All Certificates are SMMEA eligible, except
                                   B-2 and B-3

This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 Payment Rules
                                 -------------

I.   PAYMENT OF INTEREST:       The Available Distribution Amount on the pool
                                will be paid in the following sequence:
                                1)  Fees of 26.5 bp (including master
                                    servicing and trustee fees).
                                2)  Class certificate coupon payments at their
                                    respective coupon rates. Prepayment Interest
                                    Shortfalls due to full and partial
                                    prepayments are covered to the extent of the master servicing fee.

II.  PAYMENT OF PRINCIPAL:      Following the payments of interest above,
                                principal collections will be paid as follows:
                                1)  With principal:
                                    a)  Class A-1 through A-9 Certificates are
                                        paid sequentially until zero.
                                    b) Class A-10 Certificate is a NAS bond. It receives no principal payments for the first 59 periods. For the next 24 periods, it receives 50% of its pro-rata percentage of the senior principal, and thereafter it receives 100% of its pro-rata percentage of senior principal.
                                2)  The Subordinate Certificates receive their
                                    pro-rata percentage of scheduled principal and receive their "shifting interest" percentage of prepayments. They receive no prepayments for the first five years, and thereafter receive 30%, 40%, 60%, 80% and finally 100% of their pro-rata percentage of prepayments.


                            COLLATERAL DESCRIPTION
                            ----------------------

APPROXIMATE COMBINED COLLATERAL CHARACTERISTICS:

POOL BALANCE:                          $275,000,000
NUMBER OF LOANS:                       1,870
AVERAGE BALANCE:                       Average $147,000; minimum $22,500;
                                       maximum $700,000
WEIGHTED AVERAGE GROSS COUPON:         8.90%
PROPERTY TYPE:                         91% SFR and PUD; 5% Condo; 4% 2-4 Family
OWNER OCCUPANCY:                       93% Owner; 4% Investor; 3% Second
LOAN PURPOSE:                          18% Cashout
DOCUMENTATION:                         38% Express; 42% Reduced; 20% Full
LOAN TO VALUE RATIO:                   78% Weighted Average LTV
GEOGRAPHIC CONCENTRATION:              37% CA
WEIGHTED AVERAGE REMAINING TERM:       348 months, 3 months weighted average
                                       seasoning
ORIGINAL TERM:                         30 year; 95%, 15 year; 5%


This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH
WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide:
In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ICIFC COLLATERAL

Range of Current Balances

                                                                              Weighted Avg
                              Total       Total                 Total         Ltv Original               Average
Balance Current               Count       Balance Current       Percent       (by Current Balance)       Balance Current
--------------------------    -----       ---------------       -------       --------------------       ---------------
     0 to less than 200000    1,383        151,477,205.47         58.87                      77.13            109,527.99
200000 to less than 250000      168         37,252,773.10         14.48                      81.55            221,742.70
250000 to less than 300000       92         25,030,044.25          9.73                      78.60            272,065.70
300000 to less than 350000       44         14,109,024.82          5.48                      76.51            320,659.66
350000 to less than 400000       26          9,768,274.58          3.80                      76.74            375,702.87
400000 to less than 450000       17          7,172,793.48          2.79                      77.01            421,929.03
450000 to less than 500000       14          6,669,104.35          2.59                      74.92            476,364.60
500000 to less than 550000        5          2,567,371.75          1.00                      74.91            513,474.35
600000 to less than 650000        2          1,247,877.14          0.48                      71.35            623,938.57
650000 to less than 700000        2          1,300,000.00          0.51                      72.20            650,000.00
700000 to less than 750000        1            700,000.00          0.27                      31.80            700,000.00
--------------------------    -----       ---------------       -------       --------------------       ---------------
                              1,754       257,294,468.94         100.00                      77.61            146,690.12

Range of Current Gross Coupons

                                                                              Weighted Avg
                              Total       Total                 Total         Coupon Current
Coupon Current                Count       Balance Current       Percent       (by Current Balance)
------------------------      -----       ---------------       -------       --------------------
5.5   to less than  5.75          1            114,367.00          0.04                     5.6250
6.25  to less than  6.5           1            192,306.23          0.07                     6.3750
7.25  to less than  7.5           1            111,796.57          0.04                     7.2500
7.5   to less than  7.75          3            394,404.34          0.15                     7.5000
7.75  to less than  8            23          4,949,555.18          1.92                     7.8424
8     to less than  8.25         60          9,813,700.95          3.81                     8.0708
8.25  to less than  8.5         151         25,460,658.18          9.90                     8.3115
8.5   to less than  8.75        268         41,913,199.24         16.29                     8.5685
8.75  to less than  9           520         76,461,569.07         29.72                     8.8137
9     to less than  9.25        301         42,682,856.68         16.59                     9.0514
9.25  to less than  9.5         178         25,695,445.50          9.99                     9.2980
9.5   to less than  9.75         74         10,418,575.40          4.05                     9.5327
9.75  to less than 10            70          8,493,752.51          3.30                     9.8076
10    to less than 10.25         23          2,639,210.96          1.03                    10.0224
10.25 to less than 10.5          18          1,786,626.49          0.69                    10.2822
10.5  to less than 10.75         16          1,633,635.05          0.63                    10.5516
10.75 to less than 11            13          1,290,985.23          0.50                    10.8011
11    to less than 11.25         14          1,650,940.04          0.64                    11.0236
11.25 to less than 11.5           9            776,540.89          0.30                    11.3329
11.5  to less than 11.75          3            176,927.22          0.07                    11.5371
11.75 to less than 12             2            171,380.31          0.07                    11.7966
12    to less than 12.25          3            338,940.54          0.13                    12.0305
12.5  to less than 12.75          1             73,500.00          0.03                    12.5000
14    to less than 14.25          1             53,595.36          0.02                    14.0000
------------------------      -----       ---------------       -------       --------------------
                              1,754        257,294,468.94        100.00                     8.8964

Range of Current Net Coupons

                                                                              Weighted Avg
                              Total       Total                 Total         Coupon Net
Coupon Net                    Count       Balance Current       Percent       (by Current Balance)
------------------------      -----       ---------------       -------       --------------------
5.25  to less than  5.5           1            114,367.00          0.04                      5.360
6     to less than  6.25          1            192,306.23          0.07                      6.110
6.75  to less than  7             1            111,796.57          0.04                      6.985
7     to less than  7.25          3            394,404.34          0.15                      7.235
7.25  to less than  7.5           7          1,261,827.37          0.49                      7.486
7.5   to less than  7.75         47          8,056,690.14          3.13                      7.677
7.75  to less than  8            97         18,204,371.26          7.08                      7.948
8     to less than  8.25        197         31,644,559.09         12.30                      8.184
8.25  to less than  8.5         408         60,475,688.33         23.50                      8.437
8.5   to less than  8.75        445         64,097,097.19         24.91                      8.659
8.75  to less than  9           230         33,374,704.78         12.97                      8.919
9     to less than  9.25        126         17,551,915.80          6.82                      9.165

This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ICIFC COLLATERAL

                                                                              Weighted Avg
                              Total       Total                 Total         Coupon Net
Coupon Net                    Count       Balance Current       Percent       (by Current Balance)
------------------------      -----       ---------------       -------       --------------------
9.25  to less than  9.5          57          7,310,885.97          2.84                      9.438
9.5   to less than  9.75         49          6,078,545.73          2.36                      9.655
9.75  to less than 10            17          1,798,225.87          0.70                      9.952
10    to less than 10.25         15          1,419,974.42          0.55                     10.194
10.25 to less than 10.5          15          1,407,443.39          0.55                     10.425
10.5  to less than 10.75         16          1,896,781.14          0.74                     10.696
10.75 to less than 11             7            573,775.51          0.22                     10.917
11    to less than 11.25          7            639,192.60          0.25                     11.134
11.25 to less than 11.5           2            115,961.40          0.05                     11.428
11.5  to less than 11.75          3            364,205.71          0.14                     11.683
11.75 to less than 12             1             82,653.74          0.03                     11.860
12    to less than 12.25          1             73,500.00          0.03                     12.235
13.5  to less than 13.75          1             53,595.36          0.02                     13.735
------------------------      -----       ---------------       -------       --------------------
                              1,754        257,294,468.94        100.00                      8.631

Range of Remaining Term

                                                                              Weighted Avg
                              Total       Total                 Total         Term Remaining
Term Remaining                Count       Balance Current       Percent       (by Current Balance)
--------------                -----       ---------------       -------       --------------------
    170 to 179                   87          9,680,337.42          3.76                     178.58
    180 to 189                   34          3,372,345.48          1.31                     180.00
    300 to 309                    1            114,367.00          0.04                     309.00
    320 to 329                   14          2,040,772.67          0.79                     326.04
    330 to 339                    2            197,594.82          0.08                     335.16
    340 to 349                    9          1,321,439.99          0.51                     347.40
    350 to 359                1,104        162,146,501.34         63.02                     358.58
    360 to 369                  503         78,421,110.22         30.48                     360.00
--------------                -----       ---------------       -------       --------------------
                              1,754        257,294,468.94        100.00                     349.54

Range of Original LTV

                                                                                   Weighted Avg
                                   Total       Total                 Total         Ltv Original
Ltv Original     PMI Insurance     Count       Balance Current       Percent       (by Current Balance)
------------     -------------     -----       ---------------       -------       --------------------
   0+ to  50            NO INS       125         13,181,931.35          5.12                      41.61
  50+ to  60            NO INS        99         11,017,128.42          4.28                      56.15
  60+ to  70            NO INS       247         33,090,123.73         12.86                      66.96
  70+ to  80            NO INS       693        111,314,622.83         43.26                      77.62
  80+ to  90          COMNWLTH       542         81,541,584.13         31.69                      89.37
                        GEMICO         3            409,471.36          0.16                      89.97
                          MGIC         2            215,383.10          0.08                      86.52
                        NO INS        10          1,223,453.66          0.48                      86.69
                           PMI         2            354,778.30          0.14                      89.97
                          RMIC         1            134,500.89          0.05                      90.00
                         UGRIC         5            573,522.94          0.22                      88.90
  90+ to  95          COMNWLTH        13          2,372,986.03          0.92                      94.00
                          MGIC         4            749,767.79          0.29                      94.82
                           PMI         1            206,194.27          0.08                      93.80
                         UGRIC         3            481,927.32          0.19                      94.65
  95+ to 100          COMNWLTH         4            427,092.82          0.17                      96.92
------------     -------------     -----       ---------------       -------       --------------------
                                   1,754        257,294,468.94        100.00                      77.61

Range of Current LTV

                                                                                  Weighted Avg
                                  Total       Total                 Total         Ltv Current
Ltv Current     PMI Insurance     Count       Balance Current       Percent       (by Current Balance)
-----------     -------------     -----       ---------------       -------       --------------------
  0+ to  50            NO INS       127         13,312,231.35          5.17                      41.41
 50+ to  60          COMNWLTH         1             43,993.59          0.02                      58.66
                       NO INS       109         11,833,692.25          4.60                      55.99
 60+ to  70          COMNWLTH         3            305,863.39          0.12                      67.27
                       NO INS       258         34,899,044.01         13.56                      66.76


This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ICIFC COLLATERAL

                                                                                  Weighted Avg
                                  Total       Total                 Total         Ltv Current
Ltv Current     PMI Insurance     Count       Balance Current       Percent       (by Current Balance)
-----------     -------------     -----       ---------------       -------       --------------------
 70+ to  80          COMNWLTH        19          2,457,010.10          0.95                      77.37
                       NO INS       670        108,558,838.72         42.19                      77.06
 80+ to  90          COMNWLTH       522         79,454,275.94         30.88                      88.41
                       GEMICO         3            409,471.36          0.16                      87.76
                         MGIC         2            215,383.10          0.08                      84.50
                       NO INS        10          1,223,453.66          0.48                      85.91
                          PMI         2            354,778.30          0.14                      86.38
                         RMIC         1            134,500.89          0.05                      86.77
                        UGRIC         5            573,522.94          0.22                      87.74
 90+ to  95          COMNWLTH        11          1,723,386.58          0.67                      93.60
                         MGIC         4            749,767.79          0.29                      94.21
                          PMI         1            206,194.27          0.08                      93.51
                        UGRIC         3            481,927.32          0.19                      91.63
 95+ to 100          COMNWLTH         3            357,133.38          0.14                      96.26
-----------     -------------     -----       ---------------       -------       --------------------
                                  1,754        257,294,468.94        100.00                      76.68

Property Type

                Total       Total                 Total         Maximum          Maximum
Property        Count       Balance Current       Percent       Ltv Original     Balance Original
--------        -----       ---------------       -------       ------------     ----------------
     SFR        1,374        208,330,710.95         80.97              97.00           700,000.00
   CONDO          136         13,739,450.56          5.34              95.00           300,000.00
   D-PUD           76         13,477,571.07          5.24              95.00           650,000.00
     PUD           91         12,967,086.43          5.04              90.00           357,300.00
2-FAMILY           54          6,329,251.52          2.46              90.00           297,450.00
3-FAMILY           12          1,338,676.70          0.52              85.00           270,000.00
4-FAMILY           10          1,080,239.83          0.42              75.00           185,000.00
     N/A            1             31,481.88          0.01              70.00            31,500.00
--------        -----       ---------------       -------       ------------     ----------------
                1,754        257,294,468.94        100.00              97.00           700,000.00

Owner Occupancy

                Total       Total                 Total         Maximum          Maximum
Owner Occ       Count       Balance Current       Percent       Ltv Original     Balance Original
---------       -----       ---------------       -------       ------------     ----------------
    OWNER       1,542        237,958,198.83         92.48              97.00           700,000.00
 INVESTOR         128         10,750,338.23          4.18              90.00           456,000.00
   SECOND          84          8,585,931.88          3.34              90.00           300,000.00
---------       -----       ---------------       -------       ------------     ----------------
                1,754        257,294,468.94        100.00              97.00           700,000.00

Loan Purpose

                Total       Total                 Total         Maximum          Maximum
Loan Purpose    Count       Balance Current       Percent       Ltv Original     Balance Original
------------    -----       ---------------       -------       ------------     ----------------
    PURCHASE    1,161        169,154,111.13         65.74              97.00           650,000.00
     CASHOUT      352         47,488,431.93         18.46              90.00           700,000.00
        REFI      225         37,679,030.58         14.64              95.00           500,000.00
    CONSTRUC       16          2,972,895.30          1.16              94.40           611,450.00
------------    -----       ---------------       -------       ------------     ----------------
                1,754        257,294,468.94        100.00              97.00           700,000.00

Lien Status

               Total       Total                 Total
Lien Status    Count       Balance Current       Percent
-----------    -----       ---------------       -------
        1st    1,754        257,294,468.94        100.00
-----------    -----       ---------------       -------
               1,754        257,294,468.94        100.00

Documentation

                Total       Total                 Total         Maximum          Maximum
Loan Doc        Count       Balance Current       Percent       Ltv Original     Balance Original
--------        -----       ---------------       -------       ------------     ----------------
 EXPRESS          671         98,837,315.36         38.41              90.80           498,500.00
  STATED          477         68,333,476.85         26.56              95.00           650,000.00
    FULL          334         52,370,160.40         20.35              97.00           700,000.00
NO RATIO          200         28,374,374.79         11.03              80.80           650,000.00
   NODOC           53          6,926,750.16          2.69              75.30           423,500.00



This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ICIFC COLLATERAL

                Total       Total                 Total         Maximum          Maximum
Loan Doc        Count       Balance Current       Percent       Ltv Original     Balance Original
--------        -----       ---------------       -------       ------------     ----------------
     ALT           18          2,240,391.38          0.87              89.90           300,000.00
 LIMITED            1            212,000.00          0.08              80.00           212,000.00
--------        -----       ---------------       -------       ------------     ----------------
                1,754        257,294,468.94        100.00              97.00           700,000.00

State

                     Total       Total                 Total         Maximum          Maximum
Address State        Count       Balance Current       Percent       Ltv Original     Balance Original
-------------        -----       ---------------       -------       ------------     ----------------
           CA          493         95,717,659.01         37.20              96.90           650,000.00
           FL          451         49,383,102.12         19.19              96.90           500,000.00
           NY          142         21,430,148.36          8.33              90.00           423,500.00
           NJ          118         17,142,224.75          6.66              95.00           637,000.00
           NV           48          7,154,185.62          2.78              96.90           456,000.00
           TX           58          6,664,138.25          2.59              97.00           313,350.00
           NC           49          6,559,642.20          2.55              90.00           285,500.00
           MA           44          6,461,565.33          2.51              90.00           700,000.00
           WA           41          4,807,898.20          1.87              90.00           237,650.00
           MD           27          4,739,266.59          1.84              95.00           390,000.00
           GA           30          3,878,119.81          1.51              90.00           500,000.00
           VA           25          3,740,726.68          1.45              90.00           379,600.00
           UT           19          3,384,321.86          1.32              90.00           462,000.00
           CT           20          3,283,360.48          1.28              90.00           445,000.00
           IL           24          2,821,128.79          1.10              90.00           330,000.00
           PA           22          2,609,786.15          1.01              90.00           350,000.00
           CO           15          2,076,294.89          0.81              90.00           327,000.00
           AZ           18          1,800,913.83          0.70              90.00           157,000.00
           OK            9          1,668,704.26          0.65              80.00           420,000.00
           TN           11          1,392,174.22          0.54              90.00           247,500.00
           OR           13          1,152,913.70          0.45              90.00           162,000.00
           RI           11          1,086,105.97          0.42              80.00           178,000.00
           MO            9          1,049,615.59          0.41              90.00           300,000.00
           DC            6            760,120.80          0.30              90.00           277,200.00
           SC            5            615,743.77          0.24              80.00           216,000.00
           DE            5            602,466.75          0.23              90.00           400,000.00
           IN            4            549,500.00          0.21              90.00           260,000.00
           NM            4            536,392.63          0.21              80.00           185,600.00
           ID            2            512,600.00          0.20              71.80           312,600.00
           MS            1            500,000.00          0.19              66.60           500,000.00
           AR            2            478,000.00          0.19              80.00           372,000.00
           MN            3            440,301.21          0.17              80.00           244,000.00
           AL            4            392,985.15          0.15              90.00           147,750.00
           KS            3            358,800.00          0.14              70.00           184,000.00
           LA            3            240,655.49          0.09              62.70            90,000.00
           ME            3            204,800.00          0.08              80.00           104,800.00
           MI            2            190,918.91          0.07              89.00           108,474.00
           NH            3            190,050.70          0.07              70.00           102,900.00
           VT            1            149,809.66          0.06              75.00           150,000.00
           MT            2            133,400.00          0.05              75.00            75,000.00
           HI            1            122,223.71          0.05              75.00           123,750.00
           WY            1            121,450.00          0.05              74.90           121,450.00
           WI            1            121,000.00          0.05              89.60           121,000.00
           KY            1             69,253.50          0.03              85.50            69,300.00
-------------        -----       ---------------       -------       ------------     ----------------
                     1,754        257,294,468.94        100.00              97.00           700,000.00

This information has been prepared by Morgan Stanley & Co. Incorporated in connection with the sale of these securities by ICIFC, and is based on information about the mortgage loans provided by or on behalf of ICIFC. Any information herein regarding the mortgage loans supersedes any prior information regarding the mortgage loans and is superseded by the information regarding the mortgage loans set forth in the related Prospectus or Prospectus Supplement. This information has been provided to you at your request and may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in the connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Additional information is available upon request. These materials are solely for informational purposes and do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY ICIFC WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.